MUNICIPAL ADVANTAGE FUND INC.
                                                                    June 8, 1998
Dear Shareholder:

     We are pleased to report on the performance and investment activities of the Municipal Advantage Fund in the three months (second fiscal quarter) and six months (first fiscal half) ended April 30, 1998. The Fund invests in a diversified portfolio of quality municipal securities and uses leverage from its preferred shares to generate additional income for the holders of its common shares. Its objective is to provide a high level of income exempt from regular federal income tax.

     The Fund paid regular monthly dividends of 6.65 cents per common share during the first fiscal half. The yield on the Fund's common shares (based on the $13.125 per share closing market price on the New York Stock Exchange at April 30, 1998 and the annualized current monthly dividend rate of 6.65 cents per common share) was 6.1% at the end of April. For an investor in the top federal tax bracket of 39.6%, the Fund's yield was equivalent to 10.1% on a taxable basis, which we consider to be favorable relative to comparable quality investments.

TOTAL RETURN

     The second fiscal quarter was characterized by a moderate decline in municipal bond prices as interest rates increased. Consequently, the Fund had a negative total return on net asset value (NAV) of 1.0% in the quarter. Total return consists of dividends plus change in NAV per share and assumes reinvestment of dividends. This performance trailed the negative total return of 0.3% for the Lehman Brothers Municipal Bond Index (Lehman Index) and the negative average total return of 0.8% for the leveraged closed-end general municipal bond funds monitored by Lipper Analytical Services, Inc. The Fund's quarterly performance was 39th among the 65 funds in this Lipper universe.

     The Fund continues to deliver excellent total returns over longer periods. It had a positive total return on NAV of 3.2% in the first fiscal half, exceeding the 2.8% return of the Lehman Index. Lipper does not publish comparative returns for this period.

     For the 12 months ended April 30, 1998, the Fund delivered a total return on NAV of 12.4%, surpassing both the 9.3% return of the Lehman Index and the average total return of 10.5% for the leveraged closed-end general municipal bond funds monitored by Lipper. The Fund's 12-month performance ranked sixth among the 64 funds in its Lipper category.

RETURN AT MARKET

     Total return at market--that is, dividends plus the price change of the Fund's common shares on the New York Stock Exchange, assuming reinvestment of dividends--was negative 2.2% in the second fiscal quarter, positive 2.5% in the first fiscal half and positive 15.0% in the 12 months ended April 30, 1998.

     The Fund's common shares trade at a discount to NAV, as is true of many closed-end municipal bond funds. The discount was 10.8% on April 30, 1998. As we have said in the past, one way for owners of the Fund's common shares to capitalize on the discount and acquire an interest in quality securities at a price below NAV is by reinvesting dividends, as many of the Fund's shareholders do.

MARKET OVERVIEW AND INVESTMENT ACTIVITIES

     Following a year of steadily rising prices, the bond market turned somewhat weaker in the second fiscal quarter due to investor fears that the Federal Reserve might raise interest rates. Municipal securities, moreover, underperformed taxable bonds in the quarter because of a large supply of new municipal issues.

     Municipals, as their prices lagged, began offering what we consider to be very attractive relative yields. By the end of April, yields on long-term triple-A tax-exempt municipal securities were equal to about 86% of the yield on long Treasuries, compared with an historical ratio of about 80%. Triple-A municipals trade at lower yields than Treasuries because of the tax benefits of municipal securities.

     In managing the Fund, we seek to generate favorable returns by purchasing those bonds that we believe provide the best relative value--that is, the highest yield at the lowest price with the least amount of risk. During the second quarter, we increased the Fund's holdings of health/hospital and housing bonds, which provide somewhat higher yields than other tax-exempt bonds of comparable quality.

     Also, because there is relatively little yield difference at this time between higher-rated and lower-rated municipal securities, we increased the Fund's holdings of higher-rated issues rather than reach for the slightly higher yields of lower-rated securities. As of April 30, 1998, 90.7% of the long-term securities owned by the Fund were rated A or better by Standard & Poor's or Moody's, up from 84.3% three months earlier. Many triple-A insured bonds, in particular, today offer yields only slightly less than single-A bonds, yet with less credit risk, making us want to own insured issues. About one-third of the Fund's portfolio was invested in insured securities at the end of April.

PORTFOLIO ANALYSIS

     The Fund's portfolio is diversified both in terms of states and market sectors, helping spread risk. The five largest portfolio positions by state as of April 30, 1998 were: New York, representing 14.9% of the Fund's net assets; Texas, 13.2%; California, 10.2%; Illinois, 5.7%; and Massachusetts, 5.2%. The five largest market sectors were: health and hospital, 22.0% of the Fund's net assets; housing, 18.3%; general obligation, 17.4%; water and sewer, 10.6%; and airline and airport, 7.5%.

     As of April 30, 1998, at market value, 99.6% of the portfolio was invested in long-term securities and 0.4% in cash equivalents. The average maturity of the portfolio was 21.7 years.

PREFERRED STOCK COSTS

     The Fund uses leverage from its preferred shares to help generate income. At the latest auction on May 18, 1998, the Fund sold 28-day auction rate preferred stock at an annual dividend rate of 3.645%, down from 3.75% on the previous 28-day issue. Proceeds from the preferred stock are invested in municipal bonds that yield more than the cost of the preferred, with the Fund's common shares realizing the difference. Besides adding to income, the use of leverage tends to magnify capital appreciation in a rising bond market and magnify capital losses in a declining market.

RECORDED UPDATE

     For a recorded periodic update, reviewing the municipal bond markets and containing specific information regarding the Fund and its portfolio, including largest holdings, asset allocation, NAV, performance and other information, please call our toll-free number (800) 223-2413.

SUMMARY

     We at the Fund, together with Value Advisors LLC, the Fund's investment manager, and OpCap Advisors, which provides advisory and administrative services to the Fund, appreciate your trust and support. We remain dedicated to serving your investment needs by meeting the Fund's objective of providing a high level of income exempt from federal income tax. Thank you for investing with us.

                                         Sincerely,
                                         Stephen Treadway
                                         Chairman

                         MUNICIPAL ADVANTAGE FUND INC.
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 APRIL 30, 1998


Principal                                                                    Credit Rating
  Amount                                                                     (Moody's/S&P)     Value
--------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS--99.2%
              ALABAMA--2.0%
$1,000,000    Alabama State Docks Department Facility Revenue
                (MBIA insured),
               6.15%, 10/1/14............................................     Aaa/AAA        1,078,130
 2,000,000    DCH Health Care Authority, Health Care Facilities Revenue,
                5.70%, 6/1/15.............................................      A1/A+         2,092,740
                                                                                              ---------
                                                                                              3,170,870
                                                                                              ---------
              CALIFORNIA--10.2%
 1,000,000    Burbank Redevelopment Agency,
                6.00%, 12/1/13............................................     Baa1/A-        1,041,940
 2,500,000    California Health Facilities Financing Authority Revenue,
                6.25%, 3/1/21.............................................      A2/A+         2,629,700
 1,000,000    California State Public Works Board, Lease Revenue,
                6.30%, 10/1/10 (Pre-refunded 10/1/04) (A).................       A2/A         1,115,570
 1,000,000    Lafayette Elementary School District (FSA insured),
                5.90%, 5/15/17............................................     Aaa/AAA        1,064,500
 4,000,000    Los Angeles Harbor Department Revenue,
                5.375%, 11/1/23...........................................      Aa3/AA        3,969,800
 1,000,000    Los Angeles Regional Airports Revenue,
                6.70%, 1/1/22.............................................      NR/A-         1,066,340
 1,000,000    Madera County Certificates of Participation (MBIA insured),
                6.125%, 3/15/23 (Pre-refunded 3/15/05) (A)................     Aaa/AAA        1,070,890
 1,000,000    Modesto Irrigation Distribution Financing Authority
                (AMBAC insured),
                4.75%, 9/1/22.............................................     Aaa/AAA          918,810
 1,000,000    Riverside County Asset Leasing Corporation, Leasehold
                Revenue (MBIA insured),
                5.00%, 6/1/19.............................................     Aaa/AAA          956,020
 1,000,000    San Mateo County JT Powers Authority (MBIA insured),
                5.00%, 7/1/21.............................................     Aaa/AAA          967,940
 1,500,000    Student Education Loan Marketing Corporation,
                Student Loan Revenue,
                7.00%, 7/1/10.............................................       NR/A         1,637,985
                                                                                             ----------
                                                                                             16,439,495
                                                                                             ----------
              COLORADO--4.9%
 3,085,000    Colorado Health Facilities Authority Revenue (MBIA insured),
                5.95%, 5/15/12............................................     Aaa/AAA        3,293,854
              Denver City & County Airport Revenue (MBIA insured),
 1,500,000    5.60%, 11/15/25.............................................     Aaa/AAA        1,523,220

 3,000,000    5.75%, 11/15/17.............................................     Aaa/AAA        3,097,740
                                                                                             ----------
                                                                                              7,914,814
                                                                                              ----------
              CONNECTICUT--.8%
 1,215,000    Connecticut General Obligation Bonds,
                5.25%, 3/15/14............................................     Aa3/AA-        1,229,932
                                                                                             ----------


                                      3


                         MUNICIPAL ADVANTAGE FUND INC.
                      SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                 APRIL 30, 1998



Principal                                                                    Credit Rating
  Amount                                                                     (Moody's/S&P)     Value

-------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS (CONT'D.)
              FLORIDA--1.8%
$3,160,000    Tampa Health Systems Revenue (MBIA insured),
                4.75%, 11/15/18...........................................     Aaa/AAA       $2,906,852
                                                                                             ----------
              GEORGIA--1.5%
 1,000,000    Savannah Hospital Authority Revenue,
                6.125%, 7/1/12............................................      A2/NR         1,067,990
 1,260,000    Toombs County Hospital Authority Revenue,
                7.00%, 12/1/17............................................      NR/BBB        1,365,412
                                                                                             ----------
                                                                                              2,433,402
                                                                                             ----------
              ILLINOIS--5.7%
 1,500,000    Chicago General Obligation Bonds (AMBAC insured),
                5.125%, 1/1/25............................................     Aaa/AAA        1,441,935
 1,000,000    Chicago Water Revenue (FGIC insured),
                5.25%, 11/1/17............................................     Aaa/AAA          990,370
 1,000,000    Illinois Educational Facilities Authority Revenue (MBIA
                insured),
                5.25%, 9/1/24.............................................      NR/A-           949,380
 2,740,000    Illinois Health Facilities Authority Revenue,
                9.00%, 11/15/15...........................................     Baa1/NR        3,114,229
 2,625,000    Illinois Housing Development Authority Revenue,
                6.70%, 8/1/25.............................................      Aa3/AA        2,777,906
                                                                                             ----------
                                                                                              9,273,820
                                                                                             ----------
              KENTUCKY--.7%
 1,000,000    Louisville & Jefferson Counties Metropolitan Sewer District
                (AMBAC insured),
                6.50%, 5/15/24 (Pre-refunded 11/15/04) (A)................     Aaa/AAA        1,131,440
                                                                                             ----------
              LOUISIANA--1.0%
 1,500,000    New Orleans General Obligation Bonds (AMBAC insured),
                6.125%, 10/1/16...........................................     Aaa/AAA        1,619,565
                                                                                             ----------
              MAINE--.6%
 1,000,000    Maine State Housing Authority, Mortgage Purchase,
                7.55%, 11/15/22...........................................      Aa2/AA        1,055,180
                                                                                             ----------
              MARYLAND--1.0%
 1,505,000    Maryland State Community Development Administration
                (FHA insured),
                7.60%, 4/1/23.............................................      Aa/NR         1,574,049
                                                                                             ----------
              MASSACHUSETTS--5.2%
              Massachusetts Bay Transportation Authority Revenue,
 2,000,000    Ser. A, 5.00%, 3/1/27 (FGIC insured)........................     Aaa/AAA        1,900,380
 3,000,000    Ser. D, 5.00%, 3/1/27.......................................      A1/AA-        2,821,200
 2,250,000    Massachusetts State Health & Education Facilities Authority
                Revenue,
                6.25%, 12/1/22............................................       A1/A         2,434,275
 1,175,000    Massachusetts State Water Pollution Abatement Trust,
                6.375%, 2/1/15............................................     Aa3/AA+        1,284,228
                                                                                             ----------
                                                                                              8,440,083
                                                                                             ----------

                         MUNICIPAL ADVANTAGE FUND INC.
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                 APRIL 30, 1998

Principal                                                                    Credit Rating
  Amount                                                                     (Moody's/S&P)     Value

-------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS (CONT'D.)
              MICHIGAN--3.9%
$1,700,000    Dearborn School District,
                6.00%, 5/1/14 (Pre-refunded 5/1/01) (A)...................     Aa2/AA+       $1,812,659
              Michigan State Hospital Finance Authority Revenue,
 1,000,000    5.50%, 10/1/18..............................................     Baa2/BBB         976,000
 2,000,000    8.125%, 10/1/21 (Pre-refunded 10/1/05) (A)..................     Baa2/BBB       2,473,080
 1,000,000    Michigan State Pollution Control Revenue,
                6.20%, 9/1/20.............................................       A3/A         1,075,820
                                                                                             ----------
                                                                                              6,337,559
                                                                                             ----------
              MINNESOTA--4.1%
              Minnesota State Housing Finance Agency,
 1,620,000    6.00%, 2/1/14...............................................      Aa2/AA        1,683,439
 2,905,000    6.10%, 8/1/22...............................................      Aa2/AA        3,018,353
 1,955,000    6.25%, 8/1/22...............................................      Aa2/AA        1,978,226
                                                                                             ----------
                                                                                              6,680,018
                                                                                             ----------
              NEVADA--4.6%
 2,000,000    Clark County General Obligation Bonds (MBIA insured),
                6.00%, 6/1/13 (Pre-refunded 6/1/04) (A)...................     Aaa/AAA        2,178,900
 1,000,000    Clark County Industrial Development Revenue,
                5.60%, 10/1/30............................................     NR/BBB-          985,680
 2,000,000    Clark County Passenger Facility Charge Revenue (MBIA
                insured),
                5.75%, 7/1/23.............................................     Aaa/AAA        2,055,760
              Nevada Housing Division Revenue (FHA insured),
 1,055,000    6.20%, 4/1/17...............................................      Aaa/NR        1,107,528
 1,000,000    6.20%, 10/1/28..............................................      Aaa/NR        1,045,220
                                                                                             ----------
                                                                                              7,373,088
                                                                                             ----------
              NEW HAMPSHIRE--1.9%
 1,000,000    New Hampshire Higher Educational & Health Facilities
                Authority Revenue,
                6.125%, 10/1/13...........................................     Baa2/NR        1,030,850
              New Hampshire State Housing Finance Authority,
   960,000    6.50%, 7/1/14...............................................      Aa3/NR        1,014,163
 1,000,000    6.90%, 7/1/19...............................................      Aa/NR         1,057,340
                                                                                             ----------
                                                                                              3,102,353
                                                                                             ----------
              NEW JERSEY--.6%
 1,000,000    New Jersey Economic Development Authority,
                Heating & Cooling Revenue,
                6.20%, 12/1/07............................................     NR/BBB-        1,051,930
                                                                                             ----------

                         MUNICIPAL ADVANTAGE FUND INC.
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                 APRIL 30, 1998

Principal                                                                    Credit Rating
  Amount                                                                     (Moody's/S&P)     Value
-------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS (CONT'D.)
              NEW YORK--14.9%
$1,000,000    Municipal Assistance Corporation, City of Troy (MBIA
                insured),
                5.00%, 1/15/16............................................     Aaa/AAA       $  972,450
              New York City General Obligation Bonds,
 2,000,000    5.75%, 2/1/17...............................................     A3/BBB+        2,058,460
 1,500,000    5.75%, 2/1/19...............................................     A3/BBB+        1,543,845
 1,000,000    5.875%, 3/15/18.............................................     A3/BBB+        1,041,350
 1,000,000    6.00%, 8/1/14...............................................     A3/BBB+        1,061,270
 1,000,000    6.00%, 8/1/16...............................................     A3/BBB+        1,057,160
 1,000,000    6.95%, 8/15/12 (MBIA insured) (Pre-refunded 8/15/01) (A)....     Aaa/AAA        1,144,800
 2,140,000    7.00%, 10/1/09 (Pre-refunded 10/1/02) (A)...................     A3/BBB+        2,387,192
   130,000    7.00%, 10/1/09..............................................     A3/BBB+          142,923
 3,000,000    New York City Industrial Development Agency,
                Special Facilities Revenue,
              6.125%, 1/1/24..............................................       A3/A         3,156,000
 3,550,000    New York City Municipal Water Finance Authority,
                Water & Sewer Systems Revenue,
              6.00%, 6/15/25 (Pre-refunded 6/15/05) (A)...................      Aaa/A-        3,883,522
              New York State Dormitory Authority Revenue,
   500,000    5.30%, 8/15/21..............................................     Baa/BBB+         484,615
 1,500,000    5.75%, 5/15/24 (Pre-refunded 5/15/04) (A)...................      A3/A-         1,596,555
 1,000,000    New York State Medical Care Facilities,
                Finance Agency Revenue,
                6.50%, 8/15/24............................................      A3/A-         1,087,320
              New York State Urban Development Corporation,
                Correctional Capital Facility,
 1,500,000    5.00%, 1/1/28...............................................    Baa1/BBB+       1,386,675
 1,080,000    5.375%, 1/1/25..............................................    Baa1/BBB+       1,055,236
                                                                                             ----------
                                                                                             24,059,373
                                                                                             ----------
              NORTH DAKOTA--.9%
 1,500,000    North Dakota State Housing Finance Agency,
                5.50%, 7/1/18.............................................      Aa3/A         1,490,835
                                                                                             ----------
              PENNSYLVANIA--5.2%
 2,000,000    Allegheny County Hospital Development Authority
                (MBIA insured),
                6.00%, 7/1/23.............................................     Aaa/AAA        2,184,340
 1,750,000    Philadelphia Hospitals & Highered Facilities Authority
                Revenue,
                5.125%, 5/15/18...........................................     Aaa/AAA        1,689,398
 1,500,000    Philadelphia Water and Wastewater Revenue (MBIA insured),
                5.25%, 6/15/23............................................     Aaa/AAA        1,475,235
 3,000,000    Southeastern Pennsylvania Transit Authority Revenue
                (FGIC insured),
                5.375%, 3/1/22............................................     Aaa/AAA        3,005,880
                                                                                             ----------
                                                                                              8,354,853
                                                                                             ----------

                         MUNICIPAL ADVANTAGE FUND INC.
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                 APRIL 30, 1998


Principal                                                                    Credit Rating
  Amount                                                                     (Moody's/S&P)     Value

-------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS (CONT'D.)
              SOUTH CAROLINA--.9%
$1,450,000    York County Industrial Revenue,
                5.70%, 1/1/24.............................................      A2/A+        $1,466,023
                                                                                             ----------
              SOUTH DAKOTA--.7%
 1,000,000    Heartland Consumers Power District Revenue,
                7.00%, 1/1/16.............................................     Aaa/AAA        1,180,240
                                                                                             ----------
              TENNESSEE--1.3%
 2,000,000    Tennessee Housing Development Agency,
                6.375%, 7/1/22............................................      Aa2/AA        2,104,480
                                                                                             ----------
              TEXAS--12.8%
 1,000,000    Alliance Airport Authority Revenue,
                6.375%, 4/1/21............................................     Baa2/BBB       1,065,370
 1,695,000    Arlington General Obligation Bonds,
                5.00%, 8/15/16............................................      Aa3/AA        1,657,117
 2,300,000    Carrollton Independent School District (PSFG insured),
                5.00%, 2/15/17............................................     Aaa/AAA        2,228,976
 1,000,000    Denton County General Obligation Bonds (AMBAC insured),
                5.00%, 7/15/16............................................     Aaa/AAA          973,120
 1,000,000    Harlandale Independent School District (PSFG insured),
                4.50%, 8/15/23............................................      NR/AAA          880,330
 1,500,000    Harris County Port Authority General Obligation Bonds,
                5.75%, 10/1/17............................................      Aa2/AA        1,553,535
   785,000    Harris County Toll Road Subordinated Lien,
                6.50%, 8/15/15............................................      Aa2/AA          852,133
              Houston Water Conveyance System, Certificates of
                Participation
                (AMBAC insured),
 1,000,000    6.25%, 12/15/14.............................................     Aaa/AAA        1,135,060
 1,400,000    7.50%, 12/15/15.............................................     Aaa/AAA        1,789,410
 2,500,000    Houston Water and Sewer Systems Revenue (FGIC insured),
                5.00%, 12/1/25............................................     Aaa/AAA        2,377,900
 1,000,000    San Antonio Electric & Gas Revenue,
                6.00%, 2/1/14.............................................      Aa1/AA        1,027,900
 5,500,000    Texas Turnpike Authority, Dallas North Thruway Revenue
                (FGIC insured),
                5.00%, 1/1/25.............................................     Aaa/AAA        5,235,285
                                                                                             ----------
                                                                                             20,776,136
                                                                                             ----------
              UTAH--1.0%
              Utah Housing Finance Agency (FHA insured),
 1,105,000    6.35%, 7/1/11...............................................      Aa/NR         1,166,781
   365,000    6.55%, 7/1/26...............................................      Aa/NR           385,002
                                                                                             ----------
                                                                                              1,551,783
                                                                                             ----------

                         MUNICIPAL ADVANTAGE FUND INC.
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                 APRIL 30, 1998

Principal                                                                    Credit Rating
  Amount                                                                     (Moody's/S&P)     Value

-------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS (CONT'D.)
              VERMONT--1.1%
$1,690,000    Vermont Housing Finance Agency (FHA insured),
                7.85%, 12/1/29............................................      A1/A-        $1,763,245
                                                                                             ----------
              VIRGINIA--3.9%
 4,200,000    Virginia Housing Development Authority, Commonwealth
                Mortgage,
                6.50%, 1/1/13.............................................     Aa1/AA+        4,474,218
              Virginia Housing Development Authority, Multi-Family
                Housing,
   900,000    5.20%, 11/1/13..............................................     Aa1/AA+          890,568
 1,000,000    5.20%, 11/1/15..............................................     Aa1/AA+          988,680
                                                                                             ----------
                                                                                              6,353,466
                                                                                             ----------
              WASHINGTON--1.3%
 1,000,000    Seattle Museum Development Authority,
                6.30%, 7/1/13.............................................     Aa1/AA+        1,076,990
 1,000,000    Washington General Obligation Bonds (FGIC insured),
                5.00%, 1/1/22.............................................     Aaa/AAA          954,550
                                                                                             ----------
                                                                                              2,031,540
                                                                                             ----------
              WEST VIRGINIA--1.3%
              Braxton County Solid Waste Disposal Revenue,
 1,000,000    6.125%, 4/1/26..............................................       A2/A         1,063,360
 1,000,000    6.50%, 4/1/25...............................................       A2/A         1,090,230
                                                                                             ----------
                                                                                              2,153,590
                                                                                             ----------
              WISCONSIN--3.4%
 2,000,000    Janesville Pollution Control Revenue,
                5.55%, 4/1/09.............................................      A3/A-         2,095,040
 3,500,000    Wisconsin Health & Educational Facilities Authority Revenue
                (MBIA insured),
                5.25%, 8/15/27............................................     Aaa/AAA        3,382,960
                                                                                             ----------
                                                                                              5,478,000
                                                                                             ----------


              Total Long-Term Investments (cost--$153,083,658)............                 $160,498,014
                                                                                             ----------

                         MUNICIPAL ADVANTAGE FUND INC.
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                 APRIL 30, 1998

Principal                                                                    Credit Rating
  Amount                                                                     (Moody's/S&P)     Value
-------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS--.4%
              TEXAS--.4%
$  200,000    Grapevine Industrial Development Revenue, VRDN,
                4.25%, 5/1/98.............................................    VMIG1/A1+    $    200,000
   100,000    Harris County Health Facilities Development Revenue, VRDN,
                4.25%, 5/1/98.............................................    VMIG1/A1+         100,000
   300,000    North Central Texas Health Facilities Development Revenue,
                VRDN,
                4.25%, 5/1/98.............................................    VMIG1/A1+         300,000
                                                                                             ----------
              Total Short-Term Investments (cost--$600,000)...............                 $    600,000
                                                                                             ----------

              Total Investments (cost--$153,683,658*).....................      99.6%      $161,098,014
              Other Assets in Excess of Liabilities.......................       0.4            663,366
                                                                             -------------   ----------
              Total Net Assets............................................      100.0%     $161,761,380
                                                                             ------------- ------------
                                                                             ------------- ------------

--------------------------------------------------------------------------------

VRDN--Variable rate demand notes are instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). Maturity date shown is the date of next rate change.

 * Aggregate unrealized appreciation for securities in which there is an excess of value over tax cost is $8,016,971, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $602,615 and net unrealized appreciation for Federal income tax purposes is $7,414,356. The cost basis of portfolio securities for Federal income tax purposes is $153,683,658.

(A) Bonds which are pre-refunded are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 APRIL 30, 1998

ASSETS
  Investments, at value (cost--$153,683,658)................   $   161,098,014
  Cash......................................................           135,315
  Interest receivable.......................................         2,656,795
  Receivable from investments sold..........................         1,520,940
  Prepaid expenses..........................................            23,851
                                                               ---------------
     Total Assets...........................................       165,434,915
                                                               ---------------

LIABILITIES
  Payable for investments purchased.........................         2,958,244
  Dividends payable attributable to common shares...........           482,596
  Investment management fee payable.........................            80,525
  Dividends payable attributable to preferred shares........            57,285
  Other payables and accrued expenses.......................            94,885
                                                               ---------------
     Total Liabilities......................................         3,673,535
                                                               ---------------
       Total Net Assets.....................................   $   161,761,380
                                                               ---------------
                                                               ---------------

COMPOSITION OF NET ASSETS
  Preferred stock ($.001 par value and $50,000 net asset and liquidation value per share applicable to 1,100 shares
     issued and outstanding)................................   $    55,000,000
                                                               ---------------
  Common stock:
     Par value ($.001 per share, applicable to 7,257,093
      shares issued and outstanding)........................             7,257
     Paid-in-capital in excess of par.......................       100,618,353
  Undistributed net investment income.......................           253,340
  Accumulated net realized loss on investments and futures
     transactions...........................................        (1,531,926)
  Net unrealized appreciation on investments................         7,414,356
                                                               ---------------
     Net assets applicable to common shareholders...........       106,761,380
                                                               ---------------
       Total Net Assets.....................................   $   161,761,380
                                                               ---------------
                                                               ---------------
       Net asset value per common share.....................            $14.71
                                                               ---------------
                                                               ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                      STATEMENT OF OPERATIONS (UNAUDITED)
                        SIX MONTHS ENDED APRIL 30, 1998

INVESTMENT INCOME
  Interest..................................................   $     4,583,071
                                                               ---------------
OPERATING EXPENSES
  Investment management fee (note 2)........................           485,167
  Auction fees and commissions..............................            72,876
  Auditing and tax return preparation fees..................            33,689
  Legal fees................................................            30,939
  Custodian fees (note 1g)..................................            23,953
  Directors' fees and expenses..............................            13,290
  Transfer and dividend disbursing agent fees...............            12,572
  Reports and notices to shareholders.......................            12,430
  Amortization of deferred organization expenses............             8,791
  Stock exchange listing fee................................             8,019
  Miscellaneous.............................................             9,864
                                                               ---------------
     Total operating expenses...............................           711,590
       Less: Expenses offset (note 1g)......................              (759)
                                                               ---------------
       Net operating expenses...............................           710,831
                                                               ---------------
          Net investment income.............................         3,872,240
                                                               ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET
  Net realized gain on investments..........................         1,265,200
  Net realized loss on futures transactions (note 1f).......            (6,917)
                                                               ---------------
     Net realized gain on investments and futures
      transactions..........................................         1,258,283
  Net change in unrealized appreciation (depreciation) on
     investments............................................          (650,184)
                                                               ---------------
     Net realized gain and change in unrealized appreciation
      (depreciation) on investments.........................           608,099
                                                               ---------------
Net increase in net assets resulting from operations........   $     4,480,339
                                                               ---------------
                                                               ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                    SIX MONTHS
                                                      ENDED         YEAR ENDED
                                                    APRIL 30,      OCTOBER 31,
                                                     1998 (1)          1997
                                                   ------------    ------------

OPERATIONS

  Net investment income.........................   $  3,872,240    $  7,838,929
  Net realized gain on investments and futures
     transactions...............................      1,258,283         664,126
  Net change in unrealized appreciation
     (depreciation) on investments..............       (650,184)      4,273,177
                                                   ------------    ------------
     Net increase in net assets resulting from
      operations................................      4,480,339      12,776,232
                                                   ------------    ------------

DIVIDENDS AND SHAREHOLDERS

  Dividends to preferred shareholders from net
     investment income..........................     (1,041,899)     (2,063,850)
  Dividends to common shareholders from net
     investment income..........................     (2,895,580)     (5,791,161)
                                                   ------------    ------------
     Total dividends to shareholders............     (3,937,479)     (7,855,011)
                                                   ------------    ------------
       Total increase in net assets.............        542,860       4,921,221

NET ASSETS

  Beginning of period...........................    161,218,520     156,297,299
                                                   ------------    ------------
  End of period (including undistributed net
     investment income of $253,340 and $318,579,
     respectively)..............................   $161,761,380    $161,218,520
                                                   ------------    ------------
                                                   ------------    ------------

(1) Unaudited

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 APRIL 30, 1998

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Municipal Advantage Fund Inc. (the 'Fund') was incorporated in Maryland on February 23, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

     The Fund has entered into a management agreement with Value Advisors LLC (the 'Investment Manager') pursuant to which the Investment Manager will, among other things, supervise the Fund's investment program and monitor the performance of the Fund's service providers.

     The Investment Manager entered into an advisory contract with OpCap Advisors (the 'Investment Adviser'), an affiliate of the Investment Manager, pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible for the mangement of the Fund's portfolio in accordance with the Fund's investment objective and policies, for making decisions to buy, sell, or hold particular securities and is responsible for the day-to-day administration of the Fund.

     The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund:

(A) VALUATION OF INVESTMENTS

     Investment debt securities are valued each week by an independent pricing service approved by the Board of Directors. Futures contracts are valued at the last sale price on the market where the futures contracts are principally traded. Any security or other asset for which market quotations are not readily available is valued at fair value as determined in good faith under procedures established by the Board of Directors. The Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia and their political subdivisions. The issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

(B) FEDERAL INCOME TAXES

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non-taxable income to its shareholders; accordingly, no Federal income tax provision is required.

(C) ORGANIZATION AND OFFERING COSTS

     Costs incurred by the Fund in connection with its organization and offering of its common shares were $87,909 and $433,917, respectively; offering costs were charged to capital. Organization costs have been deferred and are being amortized to expense on a straight line basis over sixty months from commencement of operations. Offering costs and underwriting discounts in connection with the preferred share issuance were $303,393 and $962,500, respectively, and were charged to capital attributable to common shares at the time of issuance of such shares.

                         MUNICIPAL ADVANTAGE FUND INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
                                 APRIL 30, 1998

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES  (CONTINUED)
(D) SECURITY TRANSACTIONS AND OTHER INCOME

     Security transactions are accounted for on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Interest income is accrued daily. Original issue discounts or premiums on debt securities purchased are accreted or amortized daily to non-taxable interest income. Market discounts, if any, are accreted daily to taxable income.

(E) DIVIDENDS AND DISTRIBUTIONS -- COMMON STOCK

     The Fund declares dividends from net investment income monthly to holders of common stock. Distributions of net capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date.

(F) FUTURES ACCOUNTING POLICIES

     A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum 'initial margin' requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as 'variation margin' and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The Fund invests in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. There were no futures contracts open at April 30, 1998.

(G) EXPENSES OFFSET

     The Fund benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. INVESTMENT MANAGEMENT FEE

     The Fund pays the Investment Manager a monthly fee at an annual rate of .60% of the Fund's average weekly net assets for its services, and the
Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .36% of the Fund's average weekly net assets for its services. The Investment Manager informed the Fund that it paid the Investment Adviser $291,100 for the six months ended April 30, 1998.

                         MUNICIPAL ADVANTAGE FUND INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
                                 APRIL 30, 1998

3. PURCHASES AND SALES OF SECURITIES

     For the six months ended April 30, 1998, purchases and sales of investment securities, other than short-term securities, aggregated $37,626,928 and $36,550,154, respectively.

4. CAPITAL

     There are 100 million shares of $.001 par value common stock authorized. The Fund's charter provides that the Board of Directors may classify or reclassify any unissued shares of capital stock into one or more additional classes or series, with rights determined by the Board of Directors. The Fund's Board of Directors has authorized the reclassification of 1,100 shares of common stock to Auction Rate Preferred Stock ('Preferred Stock').

5. AUCTION RATE PREFERRED STOCK

     The Fund has issued 1,100 shares of Preferred Stock with a net asset and liquidation value of $50,000 per share plus accrued dividends.

     Dividends are accumulated daily at an annual rate set through auction procedures and recently have been reset and paid every twenty-eight days. The annualized dividend rate ranged from 3.499% to 3.90% during the period and was 3.75% at April 30, 1998. Distributions of net realized capital gains, if any, are paid at least annually.

     The Fund is subject to certain limitations and restrictions while Preferred Stock is outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Stock at its liquidation value.

     The Preferred Stock, which is entitled to one vote per share, generally votes with the common stock but votes separately as a class to elect two Directors and on any matters affecting the rights of the Preferred Stock.

6. QUARTERLY RESULTS OF OPERATIONS

                                                                              Realized and
                                                                               Unrealized             Net Increase
                                                                             Gain (Loss) on            (Decrease)
                                                                              Investments             in Net Assets
                                                          Net                 and Futures            Resulting from
                           Investment Income       Investment Income        Transactions-Net           Operations
                          --------------------    --------------------    --------------------    ---------------------
                                         Per                     Per                     Per                      Per
                                        Common                  Common                  Common                   Common
     Quarter Ended          Total       Share       Total       Share       Total       Share        Total       Share
-----------------------   ----------    ------    ----------    ------    ----------    ------    -----------    ------
January 31, 1998.......   $2,295,587    $0.32     $1,930,460    $0.26     $3,068,626    $ 0.42    $ 4,999,086    $0.68
April 30, 1998.........    2,287,484     0.31      1,941,780     0.27     (2,460,527)    (0.34)      (518,747)   (0.07)
                          ----------    ------    ----------    ------    ----------    ------    -----------    ------
                          $4,583,071    $0.63     $3,872,240    $0.53     $  608,099     $0.08    $ 4,480,339    $0.61
                          ----------    ------    ----------    ------    ----------    ------    -----------    ------
                          ----------    ------    ----------    ------    ----------    ------    -----------    ------

January 31, 1997.......   $2,319,442    $0.32     $1,962,718    $0.27     $ (215,768)   $(0.03)   $ 1,746,950    $0.24
April 30, 1997.........    2,318,411     0.32      1,970,841     0.27       (816,728)    (0.11)     1,154,113     0.16
July 31, 1997..........    2,315,868     0.32      1,957,595     0.27      6,965,992      0.96      8,923,587     1.23
October 31, 1997.......    2,307,689     0.32      1,947,775     0.27       (996,193)    (0.14)       951,582     0.13
                          ----------    ------    ----------    ------    ----------    ------    -----------    ------
                          $9,261,410    $1.28     $7,838,929    $1.08     $4,937,303    $ 0.68     $12,776,232    $1.76
                          ----------    ------    ----------    ------    ----------    ------    -----------    ------
                          ----------    ------    ----------    ------    ----------    ------    -----------    ------

                         MUNICIPAL ADVANTAGE FUND INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
                                 APRIL 30, 1998

7. SUBSEQUENT EVENTS

     On May 1, 1998, a dividend of $.0665 per share was declared to common shareholders payable June 1, 1998 to shareholders of record on May 15, 1998.

     On May 18, 1998, the Fund sold 28-day auction rate preferred stock at an annual rate of 3.645% with a pay date of June 16, 1998.

     On June 1, 1998, a dividend of $.0665 per share was declared to common shareholders payable July 1, 1998 to shareholders of record on June 16, 1998.

                         MUNICIPAL ADVANTAGE FUND INC.
                              FINANCIAL HIGHLIGHTS

FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                                                       April 30,
                                         Six Months                       Year ended October 31,                     1993 (1) to
                                       ended April 30,     -----------------------------------------------------     October 31,
                                            1998*            1997           1996           1995           1994          1993
                                       ---------------     --------       --------       --------       --------     -----------
Net asset value, beginning of
  period.............................     $   14.64        $  13.96       $  13.77       $  11.79       $  14.75      $   14.10
                                       ---------------     --------       --------       --------       --------     -----------
Income from investment operations:
Net investment income................          0.53            1.08           1.09           1.08           1.05           0.43
Net realized and unrealized gain
  (loss) on investments..............          0.08            0.68           0.17           1.98          (2.89)          0.84
                                       ---------------     --------       --------       --------       --------     -----------
    Total income from investment
      operations.....................          0.61            1.76           1.26           3.06          (1.84)          1.27
                                       ---------------     --------       --------       --------       --------     -----------
Dividends and distributions to
  shareholders:
Dividends to preferred shareholders
  from net investment income.........         (0.14)          (0.28)         (0.29)         (0.30)         (0.21)         (0.07)
Dividends to common shareholders from
  net investment income..............         (0.40)          (0.80)         (0.78)         (0.78)         (0.86)         (0.31)
Distributions to preferred
  shareholders from net realized
  gains..............................            --              --             --             --          (0.01)            --
Distributions to common shareholders
  from net realized gains............            --              --             --             --          (0.04)            --
                                       ---------------     --------       --------       --------       --------     -----------
    Total dividends and distributions
      to shareholders ...............         (0.54)          (1.08)         (1.07)         (1.08)         (1.12)         (0.38)
                                       ---------------     --------       --------       --------       --------     -----------
Capital charge with respect to
  issuance of preferred shares.......            --              --             --             --             --          (0.18)
Capital charge with respect to
  issuance of common shares..........            --              --             --             --             --          (0.06)
                                       ---------------     --------       --------       --------       --------     -----------
    Total capital charges............            --              --             --             --             --          (0.24)
                                       ---------------     --------       --------       --------       --------     -----------
Net asset value, end of period.......     $   14.71        $  14.64       $  13.96       $  13.77       $  11.79      $   14.75
                                       ---------------     --------       --------       --------       --------     -----------
                                       ---------------     --------       --------       --------       --------     -----------
Market value, end of period..........     $  13.125        $13.1875       $ 11.875       $ 11.625       $   9.75      $  14.125
                                       ---------------     --------       --------       --------       --------     -----------
                                       ---------------     --------       --------       --------       --------     -----------
    Total investment return (2)......           2.5%           18.4%           9.2%          27.9%         (25.7%)          2.4%(3)
                                       ---------------     --------       --------       --------       --------     -----------
                                       ---------------     --------       --------       --------       --------     -----------
Net assets applicable to common
  shareholders, end of
  period (000's) (4).................     $ 106,761        $106,219       $101,297       $ 99,908       $ 85,551      $ 107,057
                                       ---------------     --------       --------       --------       --------     -----------
Ratio of operating expenses to
  average weekly net assets (6)......          1.33%(5,7)      1.39%(7)       1.40%(7)       1.44%          1.39%          1.17%(5)
                                       ---------------     --------       --------       --------       --------     -----------
Ratio of net investment income to
  average weekly net assets (6)......          7.23%(5)         7.64%          7.88%          8.44%          7.85%         6.07%(5)
                                       ---------------      --------       --------       --------       --------     -----------
Portfolio turnover rate..............            23%              44%            27%            36%            22%             9%
                                       ---------------      --------       --------       --------       --------     -----------

--------------------------------------------------------------------------------
 * Unaudited
(1) Commencement of operations.
(2) Change in market price assuming reinvestment of dividends and distributions to common shareholders on payable date (at market).
(3) Return does not reflect underwriters' discount.
(4) Preferred Shares asset coverage per unit was $146,955, $146,251, $141,788, $140,680, $127,619 and $147,285, respectively.
(5) Annualized.
(6) Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average weekly net assets of common shareholders. Average weekly net assets of common shareholders for each period were $108,062,507, $102,621,213, $99,980,261, $93,172,629,
    $97,502,978 and $102,609,821, respectively.
(7) Gross of expenses offset (see note 1g in Notes to Financial Statements). The net ratios of operating expenses to average weekly net assets were 1.33% for the six months ended April 30, 1998 and 1.39% and 1.40% for the years ended October 31, 1997 and October 31, 1996, respectively.

ANNUAL SHAREHOLDERS MEETING
--------------------------------------------------------------------------------

     The Fund held its annual shareholders meeting on February 20, 1998. At the meeting, preferred shareholders voted separately on the election of the nominees proposed for election. Common and preferred shareholders voted together and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund. The following table provides information concerning the matters voted on at the meeting:

1. ELECTION OF DIRECTORS

NOMINEE                                                                       VOTES FOR     WITHHELD AUTHORITY
-------                                                                       ----------    ------------------
Robert L. Rosen *..........................................................      630              0
Stephen J. Treadway *......................................................      630              0

2. RATIFICATION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS OF THE
FUND

             VOTES FOR      VOTES AGAINST      VOTES ABSTAINED        BROKER NON-VOTES
            ------------    -------------     ------------------     ------------------
             6,376,653         63,181               72,503                 5,058

The following table provides information concerning the Directors of the Fund:

DIRECTOR                                            TERM EXPIRATION
--------                                          -------------------
Raymond D. Horton..............................   1999 Annual Meeting
Stephen J. Treadway *..........................   1999 Annual Meeting
Robert I. Kleinberg............................   2000 Annual Meeting
Jeswald W. Salacuse............................   2000 Annual Meeting
Robert L. Rosen *..............................   2001 Annual Meeting

------------------
* Preferred Stock Director

                     [This page intentionally left blank.]

Municipal Advantage Fund Inc.                                Semi-Annual Report
                                                                 April 30, 1998




Directors and Principal Officers
Stephen J. Treadway
  Director and Chairman of the Board
Raymond D. Horton
  Director
Robert L. Rosen
  Director
Jeswald W. Salacuse
  Director
Bernard H. Garil
  President
Newton B. Schott, Jr.
  Executive Vice President and Assistant Secretary
Robert J. Bluestone
  Executive Vice President
Matthew Greenwald
  Executive Vice President
Deborah Kaback
  Secretary
Richard L. Peteka
  Treasurer

Investment Manager
Value Advisors LLC
800 Newport Center Drive
Newport Beach, CA 92660

Investment Adviser
OpCap Advisors
One World Financial Center
New York, NY 10281

Transfer Agent, Dividend Paying Agent and Registrar
BostonEquiServe L.P.
Post Office Box 8200
Boston, MA 02266

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

This report, including the financial information herein, is transmitted to the shareholders of Municipal Advantage Fund Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

MUNICIPAL ADVANTAGE FUND INC.